                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [ ]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                     ADVANCED SWITCHING COMMUNICATIONS, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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

                                   [ASC LOGO]

                                 April 27, 2001

Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Advanced Switching Communications, Inc., we cordially invite you to attend our annual meeting of stockholders at the Marriott Courtyard Hotel located at 1960-A Chain Bridge Road, McLean, Virginia. The meeting will be held at 10:00 a.m. Eastern Daylight Time on Friday, June 1, 2001. At the meeting we will:

     - elect two directors to serve until our 2004 Annual Meeting;

     - ratify the appointment of Deloitte & Touche LLP as our independent auditors for 2001; and

     - transact any other business that properly comes before the meeting.

     The Board of Directors unanimously recommends that stockholders vote in favor of each of these proposals.

     Whether or not you plan to attend the Annual Meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy card.

     Your Board of Directors and management are committed to the success of Advanced Switching Communications and the enhancement of your investment. As Chairman of the Board of Directors and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                                            Sincerely,

                                            /s/ ASGHAR D. MOSTAFA
                                            ASGHAR D. MOSTAFA
                                            Chairman and Chief Executive Officer

                    ADVANCED SWITCHING COMMUNICATIONS, INC.

                                 APRIL 27, 2001

                 NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 1, 2001

     The 2001 Annual Meeting of Stockholders of Advanced Switching Communications, Inc. will be held at the Marriott Courtyard Hotel located at 1960-A Chain Bridge Road, McLean, Virginia, at 10:00 a.m. Eastern Daylight Time on Friday, June 1, 2001, for the following purposes:

          1. To elect two directors to serve for a term of three years expiring in 2004 or until their respective successors are elected and qualified;

          2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001; and

          3. To transact any other business properly presented before the Annual Meeting.

     The Board of Directors has fixed the close of business on Friday, April 20, 2001 as the record date for determining stockholders entitled to receive notice of and to vote at the Annual Meeting (or any adjournment or postponement of the meeting). Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting.

     WE INVITE YOU TO ATTEND THE ANNUAL MEETING IN PERSON, BUT WHETHER OR NOT YOU EXPECT TO BE ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                                            By Order of the Board of Directors

                                            /s/ SHERRY L. RHODES
                                            SHERRY L. RHODES
                                            Secretary

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
GENERAL INFORMATION.........................................    1
PROPOSAL I -- ELECTION OF DIRECTORS.........................    3
  Nominees for Election to the Board of Directors for Terms
     Ending in 2004.........................................    4
  Directors Continuing in Office Until 2002.................    4
  Directors Continuing in Office Until 2003.................    4
  Compensation of Directors.................................    5
  Board of Directors Committees; Meetings...................    5
PROPOSAL II -- RATIFICATION OF APPOINTMENT OF ACCOUNTANTS...    5
  Fees Billed by Accountants................................    5
  Report of the Audit Committee.............................    6
STOCK OWNERSHIP.............................................    7
  Beneficial Ownership of Certain Stockholders, Directors
     and Executive Officers.................................    7
  Section 16(a) Beneficial Ownership Reporting Compliance...    8
EXECUTIVE COMPENSATION......................................    9
  Summary Compensation Table................................    9
  Option Grants in Last Fiscal Year.........................    9
  Fiscal Year-End Option Values.............................   10
  Employment Agreements.....................................   10
  Board Report on Executive Compensation....................   12
  Compensation Committee Interlocks and Insider
     Participation..........................................   13
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............   13
  Key Employee Stock Agreements.............................   13
  Preferred Stock Issuance..................................   14
  Indemnification and Limitation of Director and Officer
     Liability..............................................   14
STOCK PERFORMANCE GRAPH.....................................   15
STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING...........   16
INFORMATION.................................................   16

                    ADVANCED SWITCHING COMMUNICATIONS, INC.

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON FRIDAY, JUNE 1, 2001

     This proxy statement is furnished in connection with the solicitation on behalf of our Board of Directors of proxies to be used at our annual meeting of stockholders, to be held at the Marriott Courtyard Hotel located at 1960-A Chain Bridge Road, McLean, Virginia, on Friday, June 1, 2001, at 10:00 a.m. Eastern Daylight Time, and all adjournments of the meeting.

     Our headquarters are located at 8330 Boone Boulevard, Eighth Floor, Vienna, Virginia 22182. The accompanying Notice of Meeting and this proxy statement are first being mailed to our stockholders on or about April 27, 2001. A copy of our Annual Report to Stockholders also accompanies these materials.

                              GENERAL INFORMATION

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the annual meeting, stockholders are being asked to consider and vote upon the matters outlined in the accompanying Notice of Meeting, including:

PROPOSAL I    Election of two directors; and
PROPOSAL II   Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the year ending December 31,
              2001.

     The stockholders also will transact any other business that may properly come before the meeting. The Board of Directors is not aware of any other business expected to come before the meeting. Members of our management team will be present at the meeting to respond to appropriate questions from stockholders.

WHO IS ENTITLED TO VOTE?

     The record date for our annual meeting is April 20, 2001. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the annual meeting. At the close of business on the record date, there were 42,295,119 shares of common stock outstanding. Except as otherwise required by law, the holders of shares of our common stock vote together as a single class on all matters presented to the stockholders. Each registered holder of common stock of record on April 20, 2001 is entitled to one vote per share on each matter to be voted on at the annual meeting.

WHAT IF MY SHARES ARE HELD IN "STREET NAME" BY A BROKER?

     If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes" if you do not give your broker instructions. The proposals relating to the election of directors (Proposal I) and the ratification of auditors (Proposal II) are discretionary items.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

     A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

WHAT IF A QUORUM IS NOT PRESENT AT THE MEETING?

     If a quorum is not present at the scheduled time of the meeting, the stockholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the meeting.

HOW DO I VOTE?

     1. You may vote by mail. If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions. The enclosed envelope requires no additional postage if mailed in the United States. If your shares are held in "street name" by a broker or other nominee, you should check the voting form used by that firm to determine whether you will be able to vote by telephone or on the Internet.

     2. You may vote in person at the meeting. If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you will need to obtain a proxy form from the institution that holds your shares indicating that you were the beneficial owner of our common stock on April 20, 2001, the record date for voting at the annual meeting.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

     Yes, you may revoke your proxy and change your vote at any time before the polls close at the meeting by:

     - signing another proxy with a later date;

     - giving written notice of the revocation of your proxy to our Secretary prior to the annual meeting; or

     - voting in person at the annual meeting.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE PROPOSALS?

     Our Board recommends that you vote:

          "FOR" the election of each of the nominees to our Board of Directors (see page 3); and

          "FOR" the ratification of the appointment of Deloitte & Touche LLP as our independent auditors (see page 5).

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

     If you submit an executed proxy but do not indicate any voting instructions, your shares will be voted FOR each of the proposals set forth in this proxy statement.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE MEETING?

     Our Board of Directors knows of no other business that will be presented at the meeting. If any other proposal properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

HOW MANY VOTES ARE REQUIRED TO ELECT THE DIRECTOR NOMINEES?

     The affirmative vote of a plurality of the votes cast on this matter is required to elect the two nominees as directors. This means that the two nominees will be elected if they receive more affirmative votes than any other person. If you vote "withheld" with respect to the election of one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

WHAT HAPPENS IF A NOMINEE IS UNABLE TO STAND FOR ELECTION?

     If a nominee is unable to stand for election, our Board of Directors may either reduce the number of directors to be elected or cause a substitute nominee to be selected. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

HOW MANY VOTES ARE REQUIRED TO RATIFY THE APPOINTMENT OF OUR INDEPENDENT
AUDITORS?

     The ratification of the appointment of Deloitte & Touche LLP as our independent auditors requires the affirmative vote of a majority of the shares of common stock present at the meeting in person or by proxy and entitled to vote as of the record date.

HOW WILL ABSTENTIONS BE TREATED?

     If you abstain from voting on one or more proposals, your shares will still be included for purposes of determining whether a quorum is present. Because directors are elected by a plurality of votes, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option for Proposal I. If you abstain from voting on a proposal for which this option is available, your shares will be included in the number of shares voting on the proposal and, consequently, your abstention will have the same practical effect as a vote against the proposal.

HOW WILL BROKER NON-VOTES BE TREATED?

     Shares treated as broker non-votes on one or more proposals will be included for purposes of calculating the presence of a quorum. Otherwise, shares represented by broker non-votes will be treated as shares not entitled to vote on a proposal. Consequently, broker non-votes will have the following effects:

PROPOSAL I    Broker non-votes will have no effect on the election of
              directors.
PROPOSAL II   Broker non-votes will not be counted in determining the
              ratification of the appointment of our independent auditors.

WHO PAYS FOR THE COSTS OF SOLICITING PROXIES?

     We will pay the costs of soliciting proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

                                   PROPOSAL I

                             ELECTION OF DIRECTORS

     In accordance with our certificate of incorporation, our Board of Directors is divided into three classes, with the members of each class serving staggered three-year terms. Upon the expiration of the term of a class of directors, directors in that class will be elected for three-year terms at the annual meeting of stockholders in the year in which such term expires.

     Henry G. Baker, a current Class I Director, has determined not to stand for re-election. In addition, Betsy Atkins, a current Class II Director, resigned from her position in the first quarter of 2001 due to personal reasons. As a result, the size of our Board of Directors will be reduced from nine to seven members. The Board will continue to be divided into three classes, with Class I and Class II each consisting of two members and Class III consisting of three members.

     At the meeting, two Class I Directors will be elected to hold office until our 2004 Annual Meeting. If any of the nominees should become unable to serve prior to the Annual Meeting, proxies that do not withhold authority to vote for directors may be voted for any other nominee or nominees selected by the Board unless the Board votes to reduce the size of the Board to the actual number of nominees. In no event may proxies be voted for a greater number of persons than the number of nominees named. Information about each of the nominees appears below.

     The affirmative vote of a plurality of the votes cast for a director at the meeting is required to elect the two nominees as directors. The Board of Directors recommends that you vote "FOR" the election of each of the nominees.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS FOR TERMS ENDING IN 2004

     John W. Seazholtz has served as a director of our company since April 1998. Since May 2000, Mr. Seazholtz has been Chairman of the board of directors of Westell Technologies, Inc. From May 1998 to April 2000, Mr. Seazholtz was the President and CEO of Telesoft America, Inc. (a subsidiary of Telesoft Spa). Prior to Telesoft, he was the Chief Technology Officer for Bell Atlantic Corporation from 1984 to April 1998. Mr. Seazholtz has also worked at New Jersey Bell, Bell Telephone Laboratories and AT&T. Mr. Seazholtz also serves on the board of directors of Odetics, Inc. Mr. Seazholtz is 63 years old.

     Ronald S. Westernik has served as our Senior Vice President -- Business Development and Strategy since July 1999, as a director since our inception, and previously served as our Vice President-Marketing from our inception to June 1999. Prior to co-founding our company, Mr. Westernik was Vice President of Marketing for the Broadband Access Communications Division at 3Com from June 1996 to June 1997. Mr. Westernik also spent 17 years with AT&T Corp., where he held several positions including Director of Strategy and Planning for Systems Marketing. Mr. Westernik is 45 years old.

DIRECTORS CONTINUING IN OFFICE UNTIL 2002

     Richard H. Kimball has served as a director of our company since September 1999. Mr. Kimball is a Managing General Partner of Technology Crossover Ventures, a venture capital firm he co-founded in 1995. Prior to that, Mr. Kimball spent over ten years at Montgomery Securities serving as a securities analyst and Managing Director. He is currently on the board of directors of Copper Mountain Networks, Vastera, Inc. and several private companies. Mr. Kimball is 43 years old.

     Arthur J. Marks has served as a director of our company since September 1999. Since 1984, Mr. Marks has been a general partner of New Enterprise Associates, a private equity fund that invests in early stage companies in information technology and medical and life sciences. Mr. Marks serves on the board of directors of Epicor Software, Progress Software, Talk.com and several private companies. Mr. Marks is 56 years old.

DIRECTORS CONTINUING IN OFFICE UNTIL 2003

     Robert Ted Enloe, III has served as a director of our company since June 2000. Mr. Enloe has been managing partner of Balquita Partners, Ltd., a real estate and securities investment partnership, since 1996. Mr. Enloe served as Vice Chairman and a member of the Office of the Chief Executive of Compaq Computer Corporation from April to July 1999. From 1975 to 1996 he was president, and from 1992 to 1996 Chief Executive Officer, of Liberte Investors, Inc. Mr. Enloe is also a director of Compaq, Leggett & Platt, Inc. and Data Return Corporation. Mr. Enloe is 61 years old.

     Asghar D. Mostafa has served as our President, Chief Executive Officer and Chairman of the board of directors since our inception. Prior to co-founding our company, Mr. Mostafa served as Vice President and general manager of 3Com Corporation's Broadband Access Communications Division from August 1995 to August 1997. From February 1990 to May 1995, Mr. Mostafa was the founder, President, and Chief Executive Officer of ISDN Systems Corporation. Previously, he was Vice President of Product Development for the telecommunications division of Data General Corporation as well as co-founder and director of engineering for International Communications, Inc., a developer of T1 multiplexers. Mr. Mostafa serves on the board of directors of a private company. Mr. Mostafa is 42 years old.

     Edward W. Scott has served as a director of our company since August 1998. Since March 1996, Mr. Scott has been a co-founder and general partner of Baker Communications Fund, L.P., a private equity fund that invests exclusively in communications equipment, services and application providers. Prior to co-founding Baker Communications, Mr. Scott was a private equity investor with the Apollo Investment Fund, L.P. from December 1990 to March 1996. Mr. Scott also serves on the board of directors of Akamai Technologies, Inc. and several private companies. Mr. Scott is 37 years old.

COMPENSATION OF DIRECTORS

     Directors currently do not receive cash compensation from us for their services as members of our Board of Directors, although we are authorized to pay members for attendance at meetings or a salary in addition to reimbursement for expenses in connection with attendance at meetings. We have granted options to some of our directors in the past and we may continue to do so in the future.

BOARD OF DIRECTORS COMMITTEES; MEETINGS

     Our Board of Directors has established an Audit Committee, which consists of Messrs. Enloe, Kimball and Marks, and a Compensation Committee, which consists of Messrs. Marks, Scott and Seazholtz. For the year ended December 31, 2000, the Board of Directors held 5 meetings and acted by unanimous written consent on 7 occasions, the Audit Committee held 1 meeting, and the Compensation Committee held no meetings. During 2000, none of our directors attended fewer than 75% of the aggregate of the total number of Board of Directors meetings and the total number of meetings held by the committees of the Board of Directors on which he or she served.

                                  PROPOSAL II

                          RATIFICATION OF APPOINTMENT
                                 OF ACCOUNTANTS

     The Audit Committee has recommended, and the Board of Directors has approved, the appointment of Deloitte & Touche LLP as our independent public accountants for fiscal year 2001. The Board would like stockholders to ratify this appointment, even though ratification is not legally necessary. If stockholders do not ratify this appointment, the Board may reconsider such appointment.

     Deloitte & Touche LLP has served as our independent accountants since 1999. A representative from Deloitte & Touche LLP will attend the annual meeting and will be available to respond to appropriate questions.

     The affirmative vote of a majority of the shares of common stock present at the meeting in person or by proxy and entitled to vote as of the record date is required to ratify the appointment of Deloitte & Touche LLP as our independent auditors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS.

FEES BILLED BY ACCOUNTANTS

     The aggregate fees billed by Deloitte & Touche LLP for professional services rendered to us for the fiscal year ended December 31, 2000, were $520,300, which includes:

     - $75,000 for the audit of our annual financial statements and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year; and

     - $445,300 for professional services rendered other than the services described above principally in connection with our initial public offering in October 2000.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, and the Company's independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles. In this context, the Audit Committee has:

     - reviewed and discussed the Company's 2000 audited financial statements with management;

     - discussed with Deloitte & Touche LLP, its independent auditors, the matters required to be discussed by SAS 61, Communication with Audit Committees, as currently in effect;

     - received from its independent auditors the written disclosures required by ISB Standard No. 1 and discussed with them their independence from the Company and its management;

     - confirmed that the independent auditors did not provide information-technology; and

     - discussed whether the independent auditor's provision of other non-audit services is compatible with the auditor's independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                AUDIT COMMITTEE

                             Robert Ted Enloe, III
                               Richard H. Kimball
                                Arthur J. Marks

                                   * * * * *

     The foregoing report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by us with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the report by reference in any such document.

INDEPENDENCE OF AUDIT COMMITTEE MEMBERS

     Messrs. Enloe, Kimball and Marks, all of whom are members of the Audit Committee, are independent as defined by the applicable listing standards of the Nasdaq.

AUDIT COMMITTEE CHARTER

     The Board of Directors has adopted a written charter for the Audit Committee, which is attached as Appendix A. The Board of Directors reviews and approves changes to the Audit Committee charter annually.

                                STOCK OWNERSHIP

BENEFICIAL OWNERSHIP OF CERTAIN STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

     The following table presents information, as of March 31, 2001, with respect to the beneficial ownership of our common stock by:

     - each person who is known by us to beneficially own more than 5% of our common stock;

     - each of our directors;

     - each of our named executive officers identified in the summary compensation table appearing below under the heading "Executive Compensation -- Summary Compensation Table;" and

     - all of our executive officers and directors as a group.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Except as indicated in the footnotes to this table, each stockholder's address is 8330 Boone Boulevard, Eighth Floor, Vienna, Virginia 22182, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. The percentage of shares beneficially owned are based on 42,293,619 shares of common stock outstanding as of March 31, 2001. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of March 31, 2001 are deemed to be outstanding and beneficially owned by the person holding the options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. The shares subject to options or warrants held by a person are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Entries denoted by an asterisk represent amounts less than 1%.

                                                      NUMBER OF SHARES    PERCENTAGE OF SHARES
BENEFICIAL OWNER                                     BENEFICIALLY OWNED    BENEFICIALLY OWNED
----------------                                     ------------------   --------------------
Baker Communications Fund, L.P.(1).................      10,891,528               25.8%
Henry G. Baker(1)..................................      10,891,528               25.8
Edward W. Scott(1).................................      10,891,528               25.8
Asghar D. Mostafa(2)...............................      10,621,835               25.1
Entities Affiliated with Technology Crossover
  Ventures(3)......................................       3,177,920                7.5
Richard H. Kimball(3)..............................       3,177,920                7.5
New Enterprise Associates(4).......................       3,176,651                7.5
Arthur J. Marks(4).................................       3,176,651                7.5
Ronald S. Westernik(5).............................         721,626                1.7
James R. Loehndorf, Jr. ...........................         568,943                1.3
John W. Seazholtz(6)...............................         218,943                  *
Lisa B. Adams(7)(8)................................         125,000                  *
Robert Ted Enloe, III(9)...........................          93,620                  *
Harry J. D'Andrea(10)..............................          53,000                  *
Jeffrey M. Range(11)...............................          31,750                  *
Directors and officers as a group (14
  persons)(5)(12)..................................      29,763,709               70.4

---------------

 (1) Represents shares held by Baker Communications Fund, L.P. Baker Capital Corp. is the general partner of Baker Communications Fund, L.P. Henry G. Baker and Edward W. Scott, members of our Board of Directors, are members of Baker Capital Corp. Each of Mr. Baker and Mr. Scott disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. The following natural persons jointly, but not individually, exercise voting and/or dispositive power with respect to the shares held by Baker Communications Fund, L.P.: John C. Baker; Larry A. Bettino; Ashley Leeds; Edward W. Scott and Henry G. Baker. The address for Baker Communications Fund, L.P. and Messrs. Baker and Scott is c/o Baker Capital Corp., 540 Madison Avenue, New York, New York 10022.

 (2) Includes 8,000,000 shares owned by Mostafa Investments Limited Partnership, an investment partnership controlled by Asghar D. Mostafa, and 2,621,835 shares owned by Mostafa Ventures Fund, LLC, an investment limited liability company controlled by Asghar D. Mostafa. Excludes 108,943 shares owned by Mr. Mostafa's brother, Iraj Mostafa, an employee of ours.

 (3) Consists of 2,913,305 shares held by TCV III (Q), L.P., 23,075 shares held by TCV III (GP), 109,610 shares held by TCV III, L.P., and 131,930 shares held by TCV III Strategic Partners, L.P. (collectively, the "TCV Funds"). Mr. Kimball, a member of our Board of Directors, is a Managing Member of Technology Crossover Management III, L.L.C. which is the General Partner of each of the TCV Funds. Mr. Kimball disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The address for each of these persons and entities is c/o Technology Crossover Ventures, 528 Ramona Street, Palo Alto, California 94301.

 (4) Represents shares hold by New Enterprise Associates, which includes the following entities managed by NEA Partners VIII and NEA General Partners,
     L.P.: New Enterprise Associates VIII, L.P. and NEA Presidents' Fund, L.P. The following natural persons exercise voting and/or dispositive powers for the shares held by New Enterprise Associates: Arthur J. Marks, Charles Newhall, John Nehra, Nancy Dorman, Peter Barris, Dick Kramlich, Mark Perry, Peter Morris, Ron Case and Tom McConnell. Arthur J. Marks, a member of our Board of Directors, is a general partner of NEA Partners VIII, which is the general partner of New Enterprise Associates VIII, L.P., and of NEA General Partners L.P., which is the general partner of NEA Presidents' Fund, L.P. Mr. Marks disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. The address for New Enterprise Associates and Mr. Marks is 11951 Freedom Drive, One Freedom Square, Suite 1240, Reston, Virginia 20190.

 (5) Includes 250,000 shares transferred to and held by David Przedwiecki as Trustee of Immaculata Trust and 50,000 shares held by David Przedwiecki as Trustee of Trinity Trust. Mr. Westernik does not have control of these shares. If these trusts cease to be charitable trusts, we have the right to repurchase these shares.

 (6) The address of Mr. Seazholtz is 399 Princeton Avenue, Brick, New Jersey 08724.

 (7) Ms. Adams resigned as an executive officer of the Company effective March 15, 2001.

 (8) All of these shares are issuable upon the exercise of options granted under our stock option plans.

 (9) Represents shares held by Balquita Partners, Ltd., a limited partnership controlled by Mr. Enloe. The address for Balquita Partners, Ltd. and Mr. Enloe is c/o Balquita Partners. Ltd., 3102 Maple Avenue, Suite 200, Dallas, Texas 75201.

(10) Includes 50,000 shares issuable upon the exercise of options granted under our stock option plans.

(11) Includes 26,250 shares issuable upon the exercise of options granted under our stock option plans.

(12) Includes 311,250 shares issuable upon the exercise of options granted under our stock option plans.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that our directors and executive officers, and anyone who owns more than 10% of our common stock, file with the Securities and Exchange Commission reports of initial ownership and reports of changes in ownership of our common stock, and to furnish us with copies of those reports. Based solely on a review of the reports furnished to us, we believe that during 2000, our directors, executive officers, and 10% stockholders complied with these requirements, except as follows: a report on Form 3 reporting the initial holdings of options to acquire our common stock held by Robert Stewart, who became our Chief Communications Officer on December 4, 2000 was not timely filed with the SEC, as the required report was filed with the SEC on February 5, 2000.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The table below sets forth, for the fiscal year ended December 31, 2000, the compensation earned by:

     - our chief executive officer; and

     - our next four most highly compensated executive officers, collectively referred to below as the named executive officers.

     In accordance with the rules of the Securities and Exchange Commission, the compensation set forth in the table below does not include medical, group life or other benefits which are available to all of our salaried employees, and perquisites and other benefits, securities or property which do not exceed the lesser of $50,000 or 10% of the person's salary and bonus shown in the table. In the table below, columns required by the regulations of the Securities and Exchange Commission have been omitted where no information was required to be disclosed under those columns.

                                                                            LONG-TERM
                                                                           COMPENSATION
                                                                              AWARDS
                                                                           ------------
                                     ANNUAL COMPENSATION                    SECURITIES
                                     --------------------   OTHER ANNUAL    UNDERLYING     ALL OTHER
                              YEAR    SALARY      BONUS     COMPENSATION     OPTIONS      COMPENSATION
                              ----   ---------   --------   ------------   ------------   ------------
Asghar D. Mostafa...........  2000   $208,333    $    --      $     --            --         $   --
  President and Chief         1999    164,583         --            --            --             --
  Executive Officer
Jeffrey M. Range............  2000    166,385     50,000            --       120,000             --
  Vice President --           1999         --         --            --            --             --
  Worldwide Operations
Harry J. D'Andrea...........  2000    162,917     50,000            --        20,000             --
  Chief Financial Officer     1999     73,365         --            --            --             --
James R. Loehndorf, Jr. ....  2000    166,156     25,000        29,677(1)         --             --
  Vice President and          1999    110,000     25,000        96,657(1)         --             --
  Chief Scientist
Lisa B. Adams(2)............  2000     40,385         --       138,494(3)    500,000          4,166(4)
  Senior Vice President --    1999         --         --            --            --             --
  Worldwide Sales

---------------

(1) Represents reimbursement of an amount that, after taxes, was sufficient to cover relocation expenses.

(2) Ms. Adams resigned as an executive officer of the Company effective March 15, 2001.

(3) Represents commissions earned.

(4) Represents relocation expenses.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information with respect to stock options granted by us to the named executive officers during the fiscal year ended December 31, 2000. All of these options granted by us were granted under the 1999 Nonqualified Stock Option Plan and 2000 Stock Incentive Plan and have a term of 10 years, subject to earlier termination in the event the optionee's services to our company cease. During fiscal year 2000, we granted options to purchase a total of 1,329,958 shares of common stock under our 1999

Nonqualified Stock Option Plan and a total of 2,014,500 shares of common stock under our 2000 Stock Incentive Plan.

                                                INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE
                              ------------------------------------------------------   VALUE AT ASSUMED ANNUAL
                               NUMBER OF      % OF TOTAL                                RATES OF STOCK PRICE
                               SECURITIES    OPTIONS/SARS                              APPRECIATION FOR OPTION
                               UNDERLYING     GRANTED TO    EXERCISE OR                        TERM(1)
                              OPTIONS/SARS   EMPLOYEES IN   BASE PRICE    EXPIRATION   -----------------------
                               GRANTED(#)    FISCAL YEAR      ($/SH)         DATE          5%          10%
                              ------------   ------------   -----------   ----------   ----------   ----------
Asghar D. Mostafa...........         --            --%            --         --         $     --     $     --
Jeffrey M. Range............     90,000           2.7         $ 2.00       2/28/10       421,477      671,130
                                 30,000           0.9           7.00       6/28/10            --           --
Harry J. D'Andrea...........     20,000           0.6           7.00       6/29/10            --           --
James R. Loehndorf, Jr. ....         --            --             --         --               --           --
Lisa B. Adams(2)............    500,000(3)       15.0          13.00       9/25/10            --           --

---------------

(1) For the purposes of this calculation, value is based upon the difference between the exercise price and $4.875 per share, the closing price of our common stock on December 29, 2000, as reported by the Nasdaq Stock Market.

(2) Ms. Adams resigned as an executive officer of the Company effective March 15, 2001.

(3) Twenty-five percent of the options became exercisable on September 25, 2000 and will expire on September 25, 2001. The remaining options expired on March 15, 2001.

FISCAL YEAR-END OPTION VALUES

     The following table sets forth for each of the named executive officers the number and value of securities underlying unexercised stock options that were held by the named executive officer as of December 31, 2000. No stock options were exercised by any named executive officers during 2000.

                                                   NUMBER OF SECURITIES
                                                  UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                  OPTIONS AT DECEMBER 31,        IN-THE-MONEY OPTIONS
                                                           2000                 AT DECEMBER 31, 2000(1)
                                                ---------------------------   ---------------------------
                                                EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                                                -----------   -------------   -----------   -------------
Asghar D. Mostafa.............................         --             --       $     --       $     --
Jeffrey M. Range..............................         --         90,000             --        258,750
Harry J. D'Andrea.............................     50,000        170,000        166,250        498,750
James R. Loehndorf, Jr. ......................         --             --             --             --
Lisa B. Adams(2)..............................    125,000        375,000             --             --

---------------

(1) For the purposes of this calculation, value is based upon the difference between the exercise price and $4.875 per share, the closing price of our common stock on December 29, 2000, as reported by the Nasdaq Stock Market.

(2) Ms. Adams resigned as an executive officer of the Company effective March 15, 2001.

EMPLOYMENT AGREEMENTS

     Asghar D. Mostafa. On August 31, 1998, we entered into an executive employment agreement with Mr. Mostafa, our Chief Executive Officer and President and Chairman of our Board of Directors, which continues indefinitely unless terminated in accordance with the agreement. The employment agreement provides that we may terminate Mr. Mostafa's employment at any time with cause. Mr. Mostafa may terminate the employment agreement without cause or for good reason upon sixty days written notice to us. In addition, the employment agreement will terminate automatically upon Mr. Mostafa's death or disability.

     Under his employment agreement, Mr. Mostafa's base salary was initially $150,000 per year. Upon the achievement of milestones related to product shipments, which have already been achieved, Mr. Mostafa's annual base salary was increased to $200,000. Mr. Mostafa's base salary may also be increased annually upon approval of a majority of our Board of Directors. In addition to a base salary, Mr. Mostafa receives bonuses determined, upon recommendation of our Compensation Committee, by the consent of a majority of our Board of Directors.

     The employment agreement provides that if Mr. Mostafa's employment is terminated upon death or disability or if he resigns because of a material diminution of his responsibilities and duties, assignment to commute a distance substantially greater than he currently commutes, a decrease in his salary, a purported termination or any termination within 60 days following a change in control, Mr. Mostafa is entitled to continue to receive all benefits under the employment agreement for a period of two years. In addition, if Mr. Mostafa resigns for the reasons described above, he is entitled to a severance payment to be paid in 24 equal monthly installments in an amount equal to:

     - three years of his base salary at the time of termination, assuming minimum increases;

     - two times the average aggregate bonuses previously paid to him pursuant to his employment agreement; and

     - any deferred compensation or accrued vacation time.

     Mr. Mostafa's agreement contains restrictive covenants requiring non-disclosure of our proprietary information and restricting him from competing with us or soliciting our employees and customers for a two year period after termination of his employment.

     Other Named Executive Officers. We have entered into key employee employment agreements with each of Harry J. D'Andrea, James R. Loehndorf, Jr., Jeffrey M. Range and Lisa B. Adams under which these officers are entitled to annual base salaries of $150,000, $100,000, $180,000 and $150,000, respectively.
Each agreement has a term of three years. Under these agreements, in addition to his or her base salary, each officer is entitled to receive:

     - bonuses as determined by our Board of Directors or our chief executive officer;

     - payment of necessary business expenses; and

     - benefits that are made available to our other employees including medical and permanent disability insurance.

     Each agreement contains restrictive covenants requiring each of the named executive officers to disclose, assign and transfer to us all work product and intellectual property created by the named executive officer during his or her employment with us and restricting the named executive officer from competing with us and soliciting our employees and customers for a two year period after termination of his or her employment.

     The agreements with Messrs. D'Andrea, Loehndorf and Range provide that we may terminate the executive officer at any time with cause and, at any time by paying one year's base salary, without cause. Each named executive officer may terminate his employment agreement upon two weeks written notice.

     Messrs. D'Andrea or Range may resign as an executive officer of our Company as being constructively dismissed and receive payment of one year's base salary if any one of the following events occurs during the named executive officer's employment:

     - the named executive employee is demoted from the position of Chief Financial Officer or Vice President of Operations, respectively, without his consent;

     - the named executive employee's duties are materially reduced or the level of his job responsibilities is materially reduced without his consent; or

     - the named executive employee's base salary is reduced.

     Lisa Adams resigned as an executive officer of our Company effective March 15, 2001. In connection with Ms. Adams's resignation, we entered into a separation agreement with her under which she is entitled to receive her base salary through September 15, 2001 and payment for accrued vacation. In addition, Ms. Adams may exercise vested options to purchase 125,000 shares of our common stock at an exercise price of $13.00 per share, at any time prior to September 15, 2001.

BOARD REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of our Board of Directors establishes our general compensation policies, our compensation plans and the specific compensation levels for senior executives, including our chief executive officer. The Compensation Committee did not meet during the fiscal year ended December 31, 2000. Our Board of Directors, however, discussed our compensation policies and established the specific compensation levels for our senior executives, including our chief executive officer.

  Compensation Philosophy and Review

     The primary objectives of our executive compensation policies include the following:

     - to attract, motivate, and retain talented employees and executives;

     - to maintain compensation levels that are consistent with our financial objectives and operating performance;

     - to compensate competitively with the practices of similarly situated technology companies; and

     - to create management incentives designed to enhance stockholder value.

  Compensation of Executive Officers

     Our executive compensation consists primarily of base salary, health insurance and similar benefits, annual cash bonuses, and the award of stock options. We have employment agreements with our named executive officers. Each of these agreements entitles the executive to a specified base salary, a bonus as determined by our Board, and a competitive award of stock options vesting over time. The compensation of executives covered by employment agreements is reviewed on an annual basis.

  Chief Executive Officer Compensation

     In establishing the salary for Mr. Mostafa, our Chief Executive Officer and President, our Board of Directors relied on the strong belief that Mr. Mostafa significantly and directly influences our overall performance. Accordingly, our Board of Directors sought to achieve the following objectives:

     - establish a base salary competitive with that paid of other chief executive officers of high growth companies in the peer group;

     - reward Mr. Mostafa for outstanding corporate performance in connection with his contribution to us; and

     - reward Mr. Mostafa for our outstanding corporate performance for the fiscal year.

Based on these factors, in 2000 our Board of Directors set Mr. Mostafa's salary at $200,000.

  Cash Based Incentive Compensation

     Cash bonuses are awarded on a discretionary basis to executive officers on the basis of their success in achieving designated individual goals and our success in achieving specific company-wide goals, such as customer satisfaction, revenue growth and earnings growth.

  Long-Term Incentive Plans

     Our Board of Directors believes that granting stock options to executive officers is critical to our success. These awards play a vital role in attracting, retaining and rewarding our executive officers. Our Board of Directors believes that options are also important in motivating executive officers to achieve our goals.

     Each executive officer is eligible to receive stock options under the 2000 Stock Incentive Plan. Our Board of Directors generally awards stock options to each executive officer when he or she joins us. Thereafter, our Board, in its discretion, makes periodic grants to reward or retain executive officers and to provide incentives for future performance. Although executive officers may receive stock options based on our financial performance, as well as on his or her individual performance, there is no established formula or criteria for grants under the Plan, and options may be granted on a subjective basis at intervals determined by our Board.

  Policy on Deductibility of Compensation

     Section 162(m) of the Internal Revenue Code disallows the deduction of compensation by a company to its Chief Executive Officer and any of its four most highly compensated executive officers that is in excess of $1 million. Compensation that is considered "performance-based" is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by the stockholders. Our Board of Directors will continue to monitor total compensation and, should the 162(m) limitation become an issue, take the measures that they deem appropriate.

                               BOARD OF DIRECTORS

                                 Henry G. Baker
                             Robert Ted Enloe, III
                               Richard H. Kimball
                                Arthur J. Marks
                               Asghar D. Mostafa
                                Edward W. Scott
                               John W. Seazholtz
                              Ronald S. Westernik

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of our Compensation Committee is currently or has been an officer or employee of ours at any time since our formation. No member of our Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

KEY EMPLOYEE STOCK AGREEMENTS

     We entered into key employee stock agreements with some of our officers and employees, including Ronald S. Westernik and James R. Loehndorf, Jr., in connection with our issuance of common stock to these employees.

     Repurchase Rights. Under the key employee stock agreements, we are entitled to repurchase all, but not less than all, of the shares of common stock owned by the employee if the employee:

     - is terminated for cause;

     - commits or permits unauthorized transfers of any of his or her shares; or

     - terminates his or her employment without cause.

     Our repurchase rights terminated, with respect to 50% of the shares, upon the completion of our initial public offering and, with respect to another 25% of the shares, six months after the completion of our initial public offering. Our repurchase rights with respect to the remaining 25% of the shares will terminate one year after the completion of our initial public offering.

     Right of First Refusal. If the employee receives an offer from a third party to purchase his or her shares, the employee must notify us and offer to sell those shares to us. We have the right to repurchase these shares within 60 days of receipt of the notice. If we choose not to repurchase the shares, the employee is free to consummate the sale with a third party. Our rights to repurchase these shares terminated with respect to 50% of the shares, upon the completion of our initial public offering and, with respect to another 25% of the shares, six months after the completion of our initial public offering. Our repurchase rights with respect to the remaining 25% of the shares will terminate one year after the completion of our initial public offering.

PREFERRED STOCK ISSUANCE

     On June 30, 2000, we issued 67,567 shares of Class E preferred stock to Robert Ted Enloe, III, a member of our Board of Directors, for a purchase price of $500,000 or $7.40 per share. Upon the completion of our initial public offering, these shares automatically converted into 69,078 shares of common stock.

INDEMNIFICATION AND LIMITATION OF DIRECTOR AND OFFICER LIABILITY

     We have entered into indemnification agreements with our directors for the indemnification of and advancement of expenses to such persons to the full extent permitted by law. We also intend to execute such agreements with our future directors.

     We believe that the transactions set forth above were made on terms no less favorable to us and at least as beneficial for us as could have been obtained from unaffiliated third parties. All future transactions, including loans between us and our officers, directors, principal stockholders and their affiliates will be approved by a majority of the Board of Directors, and will continue to be on terms no less favorable to us than could be obtained from unaffiliated third parties.

                            STOCK PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the cumulative total stockholder return on our common stock during the period from our initial public offering through December 31, 2000, with the cumulative total return on the S&P 500 Index and the Nasdaq Telecommunications Index. The comparison assumes $100 was invested on October 4, 2000 (the date of our initial public offering) in our common stock and in each of the indices and assumes reinvestment of dividends, if any. The performance shown is not necessarily indicative of future performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
   (AMONG ADVANCED SWITCHING COMMUNICATIONS, INC., NASDAQ COMPOSITE INDEX AND
                        NASDAQ TELECOMMUNICATIONS INDEX)
[CHART]

                                                                                                                 NASDAQ
                                                          ASCX               NASDAQ COMPOSITE INDEX     TELECOMMUNICATIONS INDEX
                                                          ----               ----------------------     ------------------------
10/4/00                                                   100.00                      100.00                      100.00
12/31/00                                                 27.0833                     71.1535                     66.1641

---------------

* Assumes $100 invested on October 4, 2000, the effective date of our initial public offering, in stock and index -- including reinvestment of dividends.

     Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate other filings with the Securities and Exchange Commission, including this Proxy Statement, in whole or in part, the Board Report on Executive Compensation and the Stock Performance Graph shall not be deemed incorporated by reference into any such filings.

               STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

     For a stockholder proposal to be considered for inclusion in the proxy statement for our 2002 Annual Meeting of Stockholders, our Corporate Secretary must receive the proposal by December 27, 2001.

     To properly nominate a director or bring another proposal before the 2002 Annual Meeting of Stockholders, our bylaws require that stockholders send their nominations or proposals to us no less than 60 nor more than 90 days before the first anniversary date of the preceding year's annual meeting. Accordingly, stockholders who wish to nominate persons for election as directors or bring other proposals at the 2002 Annual Meeting must give notice of their intention to make a nomination in writing to the Corporate Secretary on or before April 1, 2002, but no sooner than March 3, 2002.

     In addition, if any stockholder notifies us after March 12, 2002 of an intent to present a proposal at our 2002 Annual Meeting of Stockholders, our proxy holders will have the right to exercise discretionary voting authority with respect to that proposal, if presented at the meeting, without us including information regarding the proposal in our proxy materials.

                                  INFORMATION

     We have included a copy of our Annual Report to Stockholders for the year ended December 31, 2000 with this Proxy Statement. YOU MAY OBTAIN AN A COPY OF OUR ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, WITHOUT CHARGE BY SENDING A WRITTEN REQUEST TO ROBERT STEWART, ADVANCED SWITCHING COMMUNICATIONS, INC., 8330 BOONE BOULEVARD, EIGHTH FLOOR, VIENNA, VIRGINIA 22182.

                                                                      APPENDIX A

                    ADVANCED SWITCHING COMMUNICATIONS, INC.

                            AUDIT COMMITTEE CHARTER

PURPOSE

     The purpose of the Audit Committee is to assist the Board of Directors of the Company in fulfilling its responsibilities to oversee the Company's financial reporting process, including monitoring the integrity of the Company's financial statements and the independence and performance of the Company's internal and external auditors. It is the responsibility of executive management of the Company to prepare financial statements in accordance with generally accepted accounting principles and of the Company's independent auditors to audit those financial statements. The Audit Committee's responsibility is one of oversight and in carrying out its responsibility, the Audit Committee is not providing any expert or other special assurance as to the Company's financial statements.

MEMBERSHIP REQUIREMENTS

     The Audit Committee shall be comprised of that number of directors as the Board of Directors shall determine from time to time, such numbers not to be less than three (3), each of which Directors shall meet all applicable requirements of the Audit Committee Policy of Nasdaq with respect to independence, financial literacy, accounting or related financial expertise, and any other matters required by Nasdaq. The members of the Audit Committee, including the Chairman thereof, shall be appointed annually by the Board of Directors.

AUTHORITY

     In discharging its oversight responsibilities, the Audit Committee shall have unrestricted access to the Company's management, books and records and the authority to retain outside counsel, accountants or other consultants at the Audit Committee's sole discretion.

RESPONSIBILITIES

     The following are the general responsibilities of the Audit Committee and are set forth only for its guidance. The Audit Committee may diverge from these responsibilities and may assume such other responsibilities as it deems necessary or appropriate in carrying out its oversight functions. The Audit Committee shall:

     - propose to the Board of Directors annually the appointment of the independent auditors who shall be accountable to the Board of Directors and the Audit Committee;

     - recommend to the Board of Directors whether the Company's financial statements should be included in its Annual Report on Form 10-K for filing with the Securities and Exchange Commission. To carry out this responsibility, the Audit Committee shall:

      - review and discuss the audited financial statements with management and the independent auditors;

      - discuss with the independent auditors the matters required by Statement on Auditing Standards No. 61;

      - review and discuss with the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 regarding their independence and, where appropriate, recommend that the Board of Directors take appropriate action in response to the disclosures to satisfy itself of the independence of the Company's independent auditors; and

      - based upon the reviews and discussions, issue its report for inclusion in the Company's proxy statement;

     - consider whether the provision of services by the independent auditors not related to the audit of the annual financial statement and the review of the interim financial statements included in the Company's Forms 10-Q for such year is compatible with maintaining the auditor's independence;

     - review and discuss with management and the independent auditors the Company's interim financial statements to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission;

     - regularly report to the Board of Directors its conclusions with respect to the matters that the Audit Committee has considered; and

     - review and reassess the adequacy of this Charter annually and submit it to the Board of Directors for approval.

MEETINGS

     Subject to the Company's by-laws and resolutions of the Board of Directors, the Audit Committee shall meet at least four (4) times annually at such times as the Chairman of the Committee shall designate.

                                      PROXY

                     ADVANCED SWITCHING COMMUNICATIONS, INC.

                  ANNUAL MEETING OF STOCKHOLDERS - JUNE 1, 2001

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                        BOARD OF DIRECTORS OF THE COMPANY

The undersigned stockholder of Advanced Switching Communications, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of 2001 Annual Meeting of Stockholders and Proxy Statement, each dated April 27, 2001, and the 2000 Annual Report, hereby revokes any proxy or proxies previously given and hereby appoints Asghar D. Mostafa, Harry J. D'Andrea and Sherry L. Rhodes, or any of them, with full power to each of substitution on behalf and in the name of the undersigned, as the proxies and attorneys-in-fact to vote and otherwise represent all of the shares registered in the name of the undersigned at the 2001 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Marriott Courtyard Hotel located at 1960-A Chain Bridge Road, McLean, Virginia, at 10:00 a.m. eastern daylight time on Friday, June 1, 2001, and any adjournment or postponement thereof, with the same effect as if the undersigned were present and voting such shares, on the matters and in the manner set forth on the reverse side of this Proxy card.

THIS PROXY, WHEN PROPERLY EXECUTED AND TIMELY DELIVERED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS CONTRARY DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED IN THE ACCOMPANYING PROXY STATEMENT, "FOR" RATIFYING THE APPOINTMENT OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR 2001, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES AS TO OTHER MATTERS.

           (Continued and to be signed and dated on the reverse side.)

              PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY
                       USING THE ENCLOSED RETURN ENVELOPE.

                         ANNUAL MEETING OF STOCKHOLDERS
                     ADVANCED SWITCHING COMMUNICATIONS, INC.

                                  JUNE 1, 2001

                 Please Detach and Mail in the Envelope Provided

                 [X] Please mark your votes as in this example.

                       THE BOARD OF DIRECTORS RECOMMENDS A
                        VOTE "FOR" EACH OF THE PROPOSALS.


--------------------------------------------------------------------------------

(1)      Proposal to elect the following persons as Directors of the Company:

         JOHN W. SEAZHOLTZ         [ ] FOR ALL

         RONALD S. WESTERNIK       [ ] WITHHOLD ALL

                                   [ ] FOR ALL (EXCEPT NOMINEE(S) WRITTEN BELOW)

                                   ---------------------------------------------

                                   ---------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(2) Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants for 2001:

                                   [ ] FOR

                                   [ ] AGAINST

--------------------------------------------------------------------------------

The shares represented by this proxy will be voted in accordance with the specification made. If no specification is made, the shares represented by this proxy will be voted FOR each of the above persons and proposals, and for or against such other matters as may properly come before the meeting as the proxyholders in their discretion deem advisable.

  I PLAN TO ATTEND THE MEETING:       [ ] YES         [ ] NO


PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE COMPLETE, SIGN, DATE AND RETURN EACH CARD.

SIGNATURE(S)                                                             DATE


     --------------------  --------------------  --------------------  ---------
                                                 Title if Appropriate


NOTE: Sign exactly as your name(s) appears on the stock certificate. A corporation should sign in its full corporate name by a duly authorized officer, with the office held designated. Executors, administrators, trustees and guardians should sign in their official capacity giving their full title as such. If stock is registered in more than one name, each person should sign. If a partnership or limited liability company, please sign in the partnership or limited liability company's name by an authorized person(s).



                                      -3-